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                                                                  Exhibit 10.34

                                 FIRST AMENDMENT
                             TO EMPLOYMENT AGREEMENT

    This Amendment to Employment Agreement ("this Amendment") dated as of April 30, 1996, is between MOLECULAR BIOSYSTEMS, INC., a Delaware Corporation (the "Corporation") and BOBBA VENKATADRI ("Employee").

                                     RECITALS

    A. The Corporation and the Employee are parties to an Employment Agreement effective November 1, 1995 ("the Agreement").

    B. Paragraph 7 (a) provides in part: "This Agreement may not be changed... but only by way of an instrument in writing signed by the parties referring to this Agreement."

    C. The Corporation and the Employee wish to amend the Agreement with respect to the Employee's home in Pennsylvania

    THEREFORE, in consideration of the mutual promises contained herein and in the Agreement, the Corporation and the Employee agree as follows:

    1. Paragraph 5(f)(i) shall be stricken in its entirety and replaced by the following:

         f.  REAL ESTATE

              (i) The Employee shall be responsible for sale of Employee's home located at 300 Barn Hill Road, Westchester, Pennsylvania 19382. If the Employee's home is sold on or before April 30, 1998, the Corporation shall be responsible for paying the non-recurring costs which are incurred by Employee in the sale of the home. These costs shall include costs which are normally borne by the seller of a home, such as real estate agent fees, escrow fees and closing costs. The Employee shall be responsible for these costs if the home is sold after the above date. The Corporation shall also be responsible for paying all reasonable expenses for storage, movement and insurance of household goods incurred in connection with the sale of Employee's home whether or not the home is sold before April 30, 1998. For the purposes of this paragraph, the home will be considered "sold" when the sales contract is signed and the escrow period closes.

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         The Corporation shall not be required to pay for the services of a professional property management company to maintain, market, or sell the Employee's home.

AGREED:

                             MOLECULAR BIOSYSTEMS, INC.



                             /s/ Steven Lawson
                             --------------------------------------------------
                             Steven Lawson
                             Vice President, Legal Affairs and
                                 General Counsel






                             /s/ Bobba Venkatadri
                             --------------------------------------------------
                             Bobba Venkatadri